                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Definitive Proxy Statement

    [X] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    [ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           National Fuel Gas Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                           [insert company logo]


                            NATIONAL FUEL GAS COMPANY
                  10 Lafayette Square, Buffalo, New York 14203


                                                           September 27, 2001

TO:          The Stockholders of National Fuel Gas Company

                             ADDITIONAL INFORMATION
           Regarding the Notice of Special Meeting and Proxy Statement
                  of National Fuel Gas Company (the "Company")
                              dated August 9, 2001

                  Reference is made to the Notice of Special Meeting and Proxy Statement of the Company dated August 9, 2001 (the "Proxy Statement") regarding the Special Meeting of Stockholders to be held on September 19, 2001 (the "Special Meeting"). The Special Meeting was called to approve amendments to the Company's 1997 and 1993 Award and Option Plans.

                  In the wake of the turmoil caused by the tragic events of September 11, 2001, the Special Meeting was recessed to Tuesday, October 16, 2001, at 10:00 a.m. Eastern Time, at the same location at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York. The record date (July 23, 2001) for stockholders entitled to vote at the Special Meeting and the stockholders' action requested remain unchanged. All votes previously cast will be counted, unless new proxies are submitted.

                                  * * * * * * *

                  IF YOU HAVE ALREADY VOTED, NO FURTHER ACTION IS REQUIRED. YOUR PREVIOUS VOTE WILL BE COUNTED. IF YOU HAVE NOT VOTED OR WISH TO CHANGE YOUR PREVIOUS VOTE, YOU MAY DO SO BY VOTING YOUR SHARES BY TELEPHONE AS DESCRIBED ON THE ENCLOSED PROXY/VOTING INSTRUCTIONS CARD OR BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE PROXY/VOTING INSTRUCTIONS CARD.

                                  * * * * * * *

                  In addition, the Company wishes to share the following information with its stockholders.

                  On September 19, 2001 the Company announced the election of Philip C. Ackerman as Chief Executive Officer to succeed Bernard J. Kennedy, effective October 1, 2001. Mr. Kennedy, 70, who joined the Company in 1958 and has been Chief Executive Officer since 1988, will remain Chairman until the end of the year and will continue to serve as a Director. Mr. Kennedy has also agreed to serve as a consultant to the Company for 30 months commencing January 2, 2002 at a monthly retainer of $20,833. Mr. Ackerman, 57, joined the Company in 1968 and has been President since 1999, a Director since 1994 and Chief Financial Officer since 1981.

                  In connection with the transition in its leadership, the Company has agreed to arrangements under which its existing agreement with Mr. Kennedy will conclude on January 2, 2002. In the interim, Mr. Kennedy's cash compensation will continue at the current level and it is anticipated that he will receive an option grant in accordance with normal year-end practice. In addition, Mr. Kennedy will continue to be entitled to a lifetime monthly retirement benefit of $11,878 under the Company's qualified Retirement Plan. In recognition of his long and distinguished service to the Company, and in consideration of his waiver of the balance of his existing agreement with the Company, his undertaking to be bound permanently by comprehensive confidentiality and non-disclosure arrangements, and his agreement to a broad, three-year, non-compete covenant, the Company has agreed to award Mr. Kennedy, effective October 1, 2001, 100,000 shares of the Company's stock (which shares will be purchased by the Company on the open market) and to settle Mr. Kennedy's pension entitlements in accordance with the Company's Executive Retirement Plan, as amended to accommodate similarly situated executives and reflect prior actions of the Company's Board of Directors. Pursuant to that settlement, Mr. Kennedy is entitled to a lifetime monthly retirement benefit of $183,745, which translates into a one-time cash out option of $23,000,000 as of January 1, 2004, which amount would be payable as a death benefit, in the event of Mr. Kennedy's death prior to January 1, 2004. This cash out would eliminate the Company's liability for any future annuity payments under the Executive Retirement Plan.

                  For further information with respect to these matters, reference is made to the Company's Current Report on Form 8-K dated September 19, 2001 (and the exhibits thereto) filed with the Securities and Exchange Commission. The foregoing supplements certain of the information set forth in the Proxy Statement.

                            NATIONAL FUEL GAS COMPANY
               PLEASE MARK VOTE AS INDICATED IN THIS EXAMPLE. [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

                                                                                           For           Against        Abstain
Item 1. Approval of Amendments to the National Fuel Gas Company 1997 Award and             [ ]             [ ]            [ ]
        Option Plan and the National Fuel Gas Company 1993 Award and Option Plan:

       WILL ATTEND MEETING    [ ]


               **WE ENCOURAGE YOU TO VOTE BY TELEPHONE TOLL FREE.
                      PLEASE READ THE INSTRUCTIONS BELOW**

INCOMPLETE DIRECTIONS AND INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTIONS MARKED FOR ITEM 1, YOU ARE INSTRUCTING THE TRUSTEE(S) AND GRANTING THE PROXIES DISCRETION TO VOTE FOR ITEM 1. YOU MAY REVOKE YOUR INSTRUCTIONS BY NOTICE TO THE TRUSTEE(S) AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.


                                    Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.


                                    --------------------------------------------
                                                     Signature


                                    --------------------------------------------
                                            Signature (if held jointly)


                                    Dated:______________________________________



This proxy, when properly executed, will be voted as directed by the stockholder. See reverse side for important provisions and additional instructions.


CONTROL NUMBER


                         VOTE BY TELEPHONE -- TOLL FREE

                                [PHONE GRAPHIC]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--  You will be asked to enter a Control Number, which is located above.
--------------------------------------------------------------------------------
--  To vote as the Board of Directors RECOMMENDS, Press 1.

--  To vote AGAINST, press 9

--  To ABSTAIN; press 0.
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
         Your vote will be repeated, please confirm your selection.

         When prompted, please answer the following:
               --  Will you be attending the Special Meeting?


IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY/VOTING INSTRUCTION CARD.

                              THANK YOU FOR VOTING.

 CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
           1-888-698-8077 -- ANYTIME
   There is NO CHARGE to you for this call.

PROXY                                                                      PROXY


                            NATIONAL FUEL GAS COMPANY


Proxy/Voting Instruction Card Solicited by the Board of Directors for Use at the
              Special Meeting of Stockholders: October 16, 2001
                PLACE: Offices of LeBoeuf, Lamb, Greene & MacRae,
                  125 West 55th Street, New York, NY 10019-5389


         The undersigned on the other side of this card hereby appoints B. J. Kennedy, P. C. Ackerman, and A. M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on July 23, 2001 at the Special Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Special Meeting or any adjournment thereof. THIS PROXY MAY BE REVOKED WITH THE SECRETARY OF THE MEETING AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

         EMPLOYEE BENEFIT PLANS. This card also provides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.

         TRUSTEES' AUTHORIZATION. The undersigned on the other side of this card authorizes JP Morgan Chase & Co. as Trustee of the National Fuel Gas
Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Special Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.



                             YOUR VOTE IS IMPORTANT!
         YOU CAN VOTE WITHOUT ATTENDING THE MEETING IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-888-698-8077 on a touch-tone telephone and follow the instructions found on the reverse side.

                                       Or

2. Mark, sign and date your proxy/voting card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE